April 21, 2003


Dear Investor,

We are pleased to report the performance of Aetos Capital's absolute return strategies from inception through the first quarter of 2003:

-------------------------------- ----------- ----------- ---------- -----------

                                  Sep-Dec                                Since
Aetos Capital Model Portfolios1   2002   Jan-03 Feb-03 Mar-03 2003 YTD Inception
--------------------------------- ------ ------ ------ ------ -------- ---------
--------------------------------- ------ ------ ------ ------ -------- ---------

Aetos Capital                     1.57%  1.18%  0.36%  0.45%  2.00%    3.60%
Conservative Investment Portfolio
--------------------------------- -----  ------ -----  -----  ----- ---------
--------------------------------- -----  ------ -----  -----  ----- ---------

Aetos Capital
Balanced Investment Portfolio     1.44% 0.82%   0.20% 0.32%  1.35%     2.81%
--------------------------------- ----- ------- ----- ------ ------ ---------
--------------------------------- ----- ------- ----- ------ ------ ---------

Aetos Capital
Aggressive Investment Portfolio   1.19% 0.32%  -0.04% 0.13%  0.42%     1.61%
-------------------------------- ----- ------- ----- ------ ------ ---------


Conservative Portfolio                     Balanced Portfolio
Target Asset Allocation                    Target Asset Allocation

A pie chart is depicted here with          A pie chart is depicted here with
the following pieces:                      the following pieces:
Distressed Investments 0%                  Distressed Investments 10%
Long/Short 15%                             Market Neutral 15%
Market Neutral 20%                         Long/Short 30%
Multi-Strategy Arbitrage 65%               Multi-Strategy Arbitrage 45%

Aggressive Portfolio
Target Asset Allocation

A pie chart is depicted here with
the following pieces:
Market Neutral 10%
Multi-Strategy Arbitrage 20%
Distressed Investments 20%
Long/Short 50%


Among our model portfolios, the conservative portfolio had the best results. Helped by a heavy allocation to multi-strategy arbitrage, it returned 2.00%1 for the quarter. The balanced portfolio returned 1.35 %1, followed by the aggressive portfolio, which returned 0.42%1.

The first quarter of 2003 brought mixed results for the capital markets and for the managers in Aetos Capital's absolute return strategies. In the first two months of the quarter, stock markets dropped across almost all regions and sectors, although growth stocks and large stocks fell somewhat less. In early March, markets fluctuated, falling in anticipation of a war with Iraq and bouncing when delay seemed likely. Having reached roughly the same low levels last seen in July and October of 2002, stocks then rose in a huge rally once it became clear war was imminent. The significant bounce and the strength in growth stocks suggested the rally had its roots in short covering. Stock market volatility fell, but remained at relatively high levels and high yield bond spreads continued to contract. Through the end of the quarter, the S&P 500 Index had declined -3.60%, and the MSCI EAFE Index had declined -8.21%. In the midst of the deterioration in equity markets, U.S. Treasuries, corporate bonds and high yield bonds all enjoyed positive results.

This environment tends to favor some absolute return strategies over others. Event arbitrage and distressed managers are benefiting from rising prices of distressed securities and high yield bonds, while strategies that are oriented towards stock picking, such as long/short and market neutral, are having a tougher time. Continued volatility in the equity markets has caused stocks to move more with macro factors than on news about the individual stock. Most stock selection strategies require an environment where stock prices are driven by company specific factors, such as earnings announcements, as opposed to an environment driven by geopolitical events and technical factors.

As you know, we construct our model portfolios through allocations to our four strategy funds. The results of these funds over the quarter reflected the current environment, with the arbitrage and distressed funds delivering strong results and the long/short and market neutral funds struggling to preserve capital. The performance of each of the Aetos Funds for the first quarter is detailed below.

Aetos Capital Multi Strategy Arbitrage Fund
The Aetos Capital Multi Strategy Arbitrage Fund returned 3.74%2 for the quarter. All of our managers generated strong results, including event arbitrage and fixed income arbitrage managers. Due to an extended slowdown in merger activity, most event arbitrage managers have reoriented their portfolios away from merger arbitrage and increased exposure to distressed situations. Since the beginning of 2003, high yield spreads have tightened approximately 150 basis points. This improvement in credit conditions helped improve the prices of distressed bonds and bank loans, leading to solid returns. Our only concern is that rising prices might be indicative of fewer attractive opportunities in distressed strategies in the coming months. Therefore, we expect somewhat lower returns from the event arbitrage managers going forward, absent a dramatic increase in merger and acquisition activity. In the fixed income area, our managers performed well over the quarter, and appear poised to deliver steady returns going forward.

Aetos Capital Distressed Strategies Fund
The Aetos Capital Distressed Strategies Fund returned 3.55%3 for the quarter. As mentioned above, a broad improvement in credit spreads benefited both high yield bonds and distressed credits. At 850 basis points over treasuries, spreads are still wide by historical standards. However, the low yield of short term treasuries means that these spreads translate to returns that are reasonably attractive, but nonetheless modest in absolute terms. Many managers feel that the sweet spot of the distressed cycle is behind us, but there are still attractive investment opportunities among the sizeable supply of distressed credits. Both the volume and rate of defaults exceeded historical highs during 2002, when over $112 billion (par value) of bonds defaulted, implying a default rate of 15%. However, defaults began slowing in the fourth quarter of 2002 and first quarter of 2003, much of which can be attributed to a type of survivor bias, as many of the weakest and most troubled issuers have already defaulted on their obligations. Despite this, large portions of the markets for high yield bonds and bank loans are still trading at distressed levels, and the credit profiles of many formerly investment grade rated issuers ("fallen angels") continue to deteriorate. In 2003, default rates seem likely to fall to levels of around 10-12% from the highs of 15% observed in 2002, implying a more modest but still sizeable set of opportunities for our managers.

Aetos Capital Long/Short Strategies Fund
The Aetos Capital Long/Short Strategies Fund lost -1.91%4 in the first quarter, compared with a -3.60% loss for the S&P 500 and an -8.21% loss for MSCI EAFE. As a result, we are spending a great deal of time with our managers trying to better understand the current environment for long/short investing. Although none of our managers is earning strong positive returns, the bulk of the loss can be attributed to two managers who have significant international exposure. Given the more dramatic fall of the MSCI EAFE compared to the S&P 500, we would expect that managers with significant exposure to international markets and a net long bias would suffer relatively more. A second issue is that value stocks have underperformed growth stocks since the beginning of the year. When we examine the characteristics of the portfolios of our long/short managers, we have observed that the long side of their portfolios generally display lower price to earnings ratios, lower price to book ratios and better cash flow than the short side, thus creating a modest value bias in the fund. While we do not target a value bias for our portfolio, it is to some extent a natural result of our emphasis on investment processes that are driven by research and fundamental valuation, as opposed to trading or market timing. We believe that such processes will generate attractive results over a long time period, but may incur losses in the short run.

Aetos Capital Market Neutral Strategies Fund
The Aetos Capital Market Neutral Strategies Fund lost 0.63%5 for the quarter. Most of our market neutral managers actually made money in the quarter, but we experienced losses in statistical arbitrage. The high sensitivity of markets to changes in the geopolitical climate disrupted the technical relationships among stocks on which statistical arbitrageurs base their trading strategies. Going forward, we expect that an environment less focused on news and macro events may lead to a lessening of this dislocation, but we are nonetheless monitoring our statistical arbitrage investment closely. The remainder of the portfolio, composed of managers with strategies in a variety of quantitatively-based disciplines, benefited from their market neutral exposure, compared to long-biased managers who suffered in the falling stock market.

Outlook
We expect less divergence in the returns of our four strategy funds in the coming months. Event arbitrage and distressed investment strategies should continue to earn reasonable returns, but perhaps at a slower pace than that of the first quarter. Long/short and market neutral stand to benefit if the geopolitical climate begins to stabilize and investors refocus on separating good companies from bad ones. In the face of an uncertain economy and stock market, we are working diligently to preserve capital and earn positive absolute returns for our investors.

Our Organization
Finally, we have exciting news regarding an important addition to our team. Eva Xu joined us in April from Mellon Capital in San Francisco, where she worked for eight years in quantitative research and portfolio management. Prior to that, she was an Assistant Professor of Economics at the University of Maryland. Eva will be assisting us in the quantitative evaluation of risk in our managers' portfolios, as well as giving a significant boost to our research efforts. We are very pleased to have her aboard.

Thank you for your continued support and please feel free to contact us with your thoughts or questions.

Sincerely,



Anne Casscells
Chief Investment Officer

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1 The conservative, balanced and aggressive portfolios are model portfolios and may not reflect an investor's actual portfolio. Performance figures shown for the model portfolios are net of standard schedule investment advisory and performance fees for a $5 million separate account of 1.00% of assets annually and 10% of profits above the three month Treasury bill return, respectively, and net of all fund level fees and expenses. The returns also reflect fund level expenses that have been waived and/or reimbursed by the Investment Adviser. Returns would have been lower without such waivers and reimbursements. Actual separate account advisory and performance fees may vary from the standard fee schedule. Past performance is not indicative of future performance. 2 Returns are net of expenses and fees incurred at the fund level. The returns also reflect fund level expenses that have been waived and/or reimbursed by the Investment Adviser. Returns would have been lower without such waivers and reimbursements. Returns do not reflect fees and expenses charged at the separate account level.
3 Returns are net of expenses and fees incurred at the fund level. The returns also reflect fund level expenses that have been waived and/or reimbursed by the Investment Adviser. Returns would have been lower without such waivers and reimbursements. Returns do not reflect fees and expenses charged at the separate account level.
4 Returns are net of expenses and fees incurred at the fund level. The returns also reflect fund level expenses that have been waived and/or reimbursed by the Investment Adviser. Returns would have been lower without such waivers and reimbursements. Returns do not reflect fees and expenses charged at the separate account level.
5 Returns are net of expenses and fees incurred at the fund level. The returns also reflect fund level expenses that have been waived and/or reimbursed by the Investment Adviser. Returns would have been lower without such waivers and reimbursements. Returns do not reflect fees and expenses charged at the separate account level.